John Deere Owner Trust 1999-A                    Exhibit 99.3
Servicer's Certificate

$167,300,000 Class A-1 4.9988% Asset Backed Notes
    due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
    due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
    due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
    due October 17, 2005
$32,230,000  6.100% Class B Asset Backed Notes
    due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                       15-Sep-99

(1)  Servicing Fee                                $607,099.15
     Servicing Fee Shortfall                                0

(2)  Administration Fee:                              $100.00
     Administration Fee Shortfall                           0

(3)  Total Distribution Amount:                $26,827,825.45

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:              $425,503.19
     Noteholders' Interest Carryover
     Shortfall applicable to A-1 Notes:                 $0.00

(5)  Noteholders' Interest Distributable
     Amount applicable to A-2 Notes:            $1,193,410.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-2 Notes:                 $0.00

(6)  Noteholders' Interest Distributable
     Amount applicable to A-3 Notes:              $920,700.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-3 Notes:                 $0.00

(7)  Noteholders' Interest Distributable
     Amount applicable to A-4 Notes:              $745,237.50
     Noteholders' Interest Carryover
     Shortfall applicable to A-4 Notes:                 $0.00

(8)  Noteholders' Interest Distributable
     Amount applicable to B Notes:                $149,814.77
     Noteholders' Interest Carryover
     Shortfall applicable to B Notes:                   $0.00

(9)  Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:  $3,434,665.46
     Noteholders' Interest Carryover Shortfall:         $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                     $20,943,759.77
     % of Principal Distribution Amount
     applicable to A-1 Noteholders                      94.50%
     A-1 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-1 Noteholders' Principal
     Distributable Amount:                     $20,943,759.77

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                             ($0.00)
     % of Principal Distribution Amount
     applicable to A-2 Noteholders                       0.00%
     A-2 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-2 Noteholders' Principal
     Distributable Amount:                             ($0.00)

(12) A-3 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-3 Noteholders                       0.00%
     A-3 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-3 Noteholders' Principal
     Distributable Amount:                              $0.00

(13) A-4 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-4 Noteholders                       0.00%
     A-4 Noteholders' Principal
     Carryover Shortfall:                               $0.00
     A-4 Noteholders' Principal
     Distributable Amount:                              $0.00

(14) B Noteholders' Monthly Principal
     Distributable Amount:                        $886,508.35
     % of Principal Distribution Amount
     applicable to B Noteholders                         4.00%
     B Noteholders' Principal
     Carryover Shortfall:                               $0.00
     B Noteholders' Principal
     Distributable Amount:                        $886,508.35

(15) Noteholders' Principal Distribution Amount
     deposited into Note Distribution Account: $21,830,268.12
     Noteholders' Principal Carryover Shortfall:        $0.00

(16) Noteholders' Distributable Amount:        $25,264,933.58

(17) Amount to be withdrawn from the
     Reserve Account and deposited into
     Note Distribution Account:                         $0.00
     Interest Amount included above:                    $0.00
     Principal Amount included above:                   $0.00

(18) Deposit to Reserve Account from
     Collection Account to increase the amount
     on deposit in the Reserve Account
     to the Specified Reserve Account Balance           $0.00

(19) Certificateholders' Interest
     Distributable Amount:                              $0.00
     Certificateholders' Interest
     Carryover Shortfall:                               $0.00

(20) Certificateholders' Principal Distributable
     Amount applicable to current period          $332,440.63
     % of Principal Distribution Amount
     applicable to Certificate holders                   1.50%
     Certificateholders' Principal
     Carryover Shortfall:                               $0.00
     Certificateholders' Principal
     Distributable Amount:                        $332,440.63

(21) Certificateholders'
     Distributable Amount:                        $332,440.63

(22) Deposit to Reserve Account
     (from excess collections):                   $623,252.09

(23) Specified Reserve Account
     Balance (after all distributions
     and adjustments) :                         14,292,624.79

(24) Reserve Account Balance
     over the Specified Reserve Account Balance
     (before any distribution of excess):      $15,359,131.06

(25) Excess Reserve Account Balance
     Distributable to Seller
     (5.05(b)(I) or (ii)):                      $1,066,506.27

(26) Note Value as of the end of
     the related Collection Period            $714,631,239.70

(27) Pool Balance (excluding Accrued
     Interest) as of close of business on
     the last day of the related
     Collection Period:                       $705,334,757.01

(28) After giving effect to all
     distributions on such Payment Date:
     Outstanding Principal Balance
     of A-1 Notes:                             $81,201,520.70
     A-1 Note Pool Factor:                          0.4853647
     Outstanding Principal Balance
     of A-2 Notes:                            $262,000,000.00
     A-2 Note Pool Factor:                          1.0000000
     Outstanding Principal Balance
     of A-3 Notes:                            $186,000,000.00
     A-3 Note Pool Factor:                          1.0000000
     Outstanding Principal Balance
     of A-4 Notes:                            $146,125,000.00
     A-4 Note Pool Factor:                          1.0000000
     Outstanding Principal Balance
     of B Notes:                               $28,585,249.59
     B Note Pool Factor:                            0.8869144
     Outstanding Principal Balance
     of the Certificates:                      $10,719,468.60
     Certificate Pool Factor:                       0.8868716

(29) Aggregate Purchase Amounts for
     related Collection Period:                         $0.00

(30) Reserve Account Balance after
     giving effect to all distributions:       $14,292,624.79

(31) Specified Reserve Account Balance
     (after all distributions and
     adjustments):                             $14,292,624.79

(32) Amount of Realized Losses for the
     related collection period:                   $175,663.01

(33) Amount of Payments that are more
     than 60 days past due:                       $701,138.00